Exhibit 99.1

3D Printing CNC Machining Sheet Metal Fabrication Injection Molding

Protolabs Reports Financial Results for the Fourth Quarter and Full Year 2021

Revenue of $123.6 million in the Fourth Quarter of 2021, an increase of 18% year-over-year

Record Annual Revenue of $488.1 million in 2021

MAPLE PLAIN, Minn. – February 11, 2022 – Proto Labs, Inc. (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the fourth quarter and full year ended December 31, 2021.

Fourth Quarter 2021 Highlights include:

●	Revenue for the fourth quarter of 2021 was $123.6 million, representing a 17.5 percent increase compared to revenue of $105.2 million in the fourth quarter of 2020.
●	Hubs generated $9.9 million of revenue in the fourth quarter, representing 13.0 percent sequential growth compared to the third quarter of 2021.
●	Net income for the fourth quarter of 2021 was $11.9 million, or $0.43 per diluted share.
●	Non-GAAP net income was $11.4 million, or $0.41 per diluted share. See “Non-GAAP Financial Measures” below.

“We are pleased with the performance of our business in the fourth quarter, highlighted by strong growth and revenue above our expectations,” said Rob Bodor, President and Chief Executive Officer. “Our employees around the globe worked tirelessly in a challenging environment to finish the year strong and set us up for success in 2022.”

Full Year 2021 Highlights include:

●	Record annual revenue of $488.1 million in 2021, an increase of 12.4 percent over $434.4 million in 2020.
●	Protolabs served 55,330 unique product developers during the year.
●	Gross margin was 45.6 percent of revenue in 2021, compared to 50.1 percent in 2020.
●	EBITDA margin was 16.5 percent of revenue in 2021, compared to 21.7 percent in 2020.
●	Adjusted EBITDA margin was 18.3 percent of revenue in 2021, compared to 24.8 percent in 2020. See “Non-GAAP Financial Measures” below.
●	Net income for 2021 was $33.4 million, or $1.21 per diluted share.
●	Non-GAAP net income was $42.8 million, or $1.55 per diluted share. See “Non-GAAP Financial Measures” below.
●	Cash and investments balance was $91.8 million as of December 31, 2021.

“2021 was a transformative year for Protolabs. With the acquisition of Hubs and the launch of Protolabs 2.0, we are well positioned to execute on our long-term strategy to accelerate revenue growth and expand profitability,” added Rob Bodor. “We are uniquely positioned in this large and growing digital manufacturing market as the only company with industry-leading in-house digital manufacturing capabilities coupled with a premium network of manufacturing partners. We have the right strategic priorities in place to capture the opportunity ahead of us in 2022: to accelerate revenue growth, delight our customers, be the digital leader at scale, and continue to be a great place for our employees. I am excited for what we will achieve in 2022.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates and revenue earned from our acquisition of Hubs (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, and transaction costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, and transaction costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP operating margin, non-GAAP revenue growth and Adjusted EBITDA, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its fourth quarter and full year 2021 financial results and first quarter 2022 outlook today, February 11, 2022 at 8:30 a.m. EST. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EST start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/cgi7nsd7. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world’s leading provider of digital manufacturing services. The e-commerce-based company offers injection molding, CNC machining, 3D printing, and sheet metal fabrication to product developers, engineers, and supply chain teams across the globe. Protolabs serves customers using in-house production capabilities that bring unprecedented speed in tandem with Hubs, a Protolabs Company, which serves customers through its network of premium manufacturing partners. Together, they help companies bring new ideas to market with the fastest and most comprehensive digital manufacturing service in the world. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Ryan Johnsrud, 612-225-4873

Manager of Investor Relations, Corporate Development and Global FP&A

ryan.johnsrud@protolabs.com

Media Contact

Protolabs

Brent Renneke, 763-479-7704

PR & Media Strategist

brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	December 31,	December 31,
	2021	2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$65,929	$127,603
Short-term marketable securities	11,580	34,088
Accounts receivable, net	80,051	57,877
Inventory	13,161	10,862
Income taxes receivable	1,321	540
Prepaid expenses and other current assets	11,450	11,032
Total current assets	183,492	242,002

Property and equipment, net	280,346	282,666
Goodwill	400,610	128,752
Other intangible assets, net	37,998	14,350
Long-term marketable securities	14,340	59,357
Operating lease assets	5,578	9,855
Finance lease assets	1,898	2,396
Other long-term assets	4,320	4,826
Total assets	$928,582	$744,204

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$25,364	$18,248
Accrued compensation	13,704	11,989
Accrued liabilities and other	11,980	16,193
Current operating lease liabilities	3,298	3,272
Current finance lease liabilities	550	552
Total current liabilities	54,896	50,254

Long-term operating lease liabilities	2,245	7,586
Long-term finance lease liabilities	1,351	1,919
Long-term deferred tax liabilities	35,892	33,854
Other long-term liabilities	5,705	6,235

Shareholders' equity	828,493	644,356
Total liabilities and shareholders' equity	$928,582	$744,204

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenue
Injection Molding	$53,905	$52,065	$226,117	$217,992
CNC Machining	44,858	31,827	166,811	131,587
3D Printing	18,727	16,024	72,721	62,502
Sheet Metal	5,607	4,532	20,397	18,838
Other	485	760	2,052	3,476
Total revenue	123,582	105,208	488,098	434,395

Cost of revenue	68,170	52,580	265,407	216,568
Gross profit	55,412	52,628	222,691	217,827

Operating expenses
Marketing and sales	20,229	17,488	82,175	69,309
Research and development	10,386	11,390	44,241	36,940
General and administrative	11,747	12,759	55,933	51,742
Total operating expenses	42,362	41,637	182,349	157,991
Income from operations	13,050	10,991	40,342	59,836
Other income (expense), net	(118)	560	(158)	3,109
Income before income taxes	12,932	11,551	40,184	62,945
Provision for income taxes	1,022	1,972	6,812	12,078
Net income	$11,910	$9,579	$33,372	$50,867

Net income per share:
Basic	$0.43	$0.36	$1.21	$1.90
Diluted	$0.43	$0.36	$1.21	$1.89

Shares used to compute net income per share:
Basic	27,555,357	26,775,279	27,617,627	26,737,425
Diluted	27,562,694	26,976,582	27,653,099	26,896,357

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended
	December 31,
	2021	2020
Operating activities
Net income	$33,372	$50,867
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	40,488	32,594
Stock-based compensation expense	19,095	14,673
Deferred taxes	339	7,577
Amortization of marketable securities	-	415
Realized loss on available-for-sale securities	567	-
Changes in fair value of contingent consideration	(13,253)	-
Other	275	(336)
Changes in operating assets and liabilities	(25,641)	1,179
Net cash provided by operating activities	55,242	106,969

Investing activities
Purchases of property, equipment and other capital assets	(34,209)	(47,010)
Cash used for acquisitions, net of cash acquired	(127,413)	-
Purchases of other assets and investments	-	(3,000)
Purchases of marketable securities	(16,159)	(113,200)
Proceeds from sales of marketable securities	64,913	-
Proceeds from maturities of marketable securities	18,204	67,737
Net cash used in investing activities	(94,664)	(95,473)

Financing activities
Proceeds from exercises of stock options and other	5,862	7,557
Purchases of shares withheld for tax obligations	(4,225)	(3,443)
Repurchases of common stock	(23,279)	(14,686)
Principal repayments of finance lease obligations	(552)	(154)
Other	(4)	-
Net cash used in financing activities	(22,198)	(10,726)
Effect of exchange rate changes on cash and cash equivalents	(54)	1,608
Net (decrease) increase in cash and cash equivalents	(61,674)	2,378
Cash and cash equivalents, beginning of period	127,603	125,225
Cash and cash equivalents, end of period	$65,929	$127,603

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and transaction costs
GAAP net income	$11,910	$9,579	$33,372	$50,867
Add back:
Stock-based compensation expense	3,556	4,056	19,095	14,673
Amortization expense	1,552	754	6,153	3,016
Unrealized (gain) loss on foreign currency	215	(353)	556	(1,373)
Transaction costs [1]	(4,705)	427	(10,575)	427
Total adjustments [2]	618	4,884	15,229	16,743
Income tax benefits on adjustments [3]	(1,150)	(1,013)	(5,789)	(4,043)
Non-GAAP net income	$11,378	$13,450	$42,812	$63,567

Non-GAAP net income per share:
Basic	$0.41	$0.50	$1.55	$2.38
Diluted	$0.41	$0.50	$1.55	$2.36

Shares used to compute non-GAAP net income per share:
Basic	27,555,357	26,775,279	27,617,627	26,737,425
Diluted	27,562,694	26,976,582	27,653,099	26,896,357

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

[2] Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and transaction costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020

Cost of revenue	$990	$1,032	$3,964	$3,820

Marketing and sales	895	888	3,736	3,121
Research and development	689	675	2,833	2,441
General and administrative	(2,171)	2,642	4,140	8,734
Total operating expenses	(587)	4,205	10,709	14,296

Other (income) expense, net	215	(353)	556	(1,373)
Total adjustments	$618	$4,884	$15,229	$16,743

[3] For the three-month and year-ended periods ended December 31, 2021 and 2020, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. Our non-GAAP tax rates differ from our GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenue	$123,582	$105,208	$488,098	$434,395
Income from operations	13,050	10,991	40,342	59,836
GAAP operating margin	10.6%	10.4%	8.3%	13.8%
Add back:
Stock-based compensation expense	3,556	4,056	19,095	14,673
Amortization expense	1,552	754	6,153	3,016
Transaction costs [1]	(4,705)	427	(10,575)	427
Total adjustments	403	5,237	14,673	18,116
Non-GAAP income from operations	$13,453	$16,228	$55,015	$77,952
Non-GAAP operating margin	10.9%	15.4%	11.3%	17.9%

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
GAAP net income	$11,910	$9,579	$33,372	$50,867
Amortization expense	1,552	754	6,153	3,016
Depreciation expense	8,705	7,949	34,335	29,578
Interest income, net	(23)	(149)	(230)	(1,332)
Tax expense	1,022	1,972	6,812	12,078
EBITDA	23,166	20,105	80,442	94,207
Add back:
Stock-based compensation expense	3,556	4,056	19,095	14,673
Unrealized (gain) loss on foreign currency	215	(353)	556	(1,373)
Transaction costs [1]	(4,705)	427	(10,575)	427
Total adjustments	(934)	4,130	9,076	13,727
Adjusted EBITDA	$22,232	$24,235	$89,518	$107,934

[1] Transaction costs include direct costs incurred in our acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2021				Three Months Ended December 31, 2020%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$97,934	$-	$(5,109)	$92,825	$83,201	17.7%	11.6%
Europe	22,140	294	(4,784)	17,650	18,383	20.4	(4.0)
Japan	3,508	310	-	3,818	3,624	(3.2)	5.4
Total Revenue	$123,582	$604	$(9,893)	$114,293	$105,208	17.5%	8.6%

	Year Ended December 31, 2021				Year Ended December 31, 2020%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$384,458	$-	$(17,621)	$366,837	$345,708	11.2%	6.1%
Europe	90,399	(3,692)	(15,726)	70,981	74,796	20.9	(5.1)
Japan	13,241	393	-	13,634	13,891	(4.7)	(1.9)
Total Revenue	$488,098	$(3,299)	$(33,347)	$451,452	$434,395	12.4%	3.9%

[1] Revenue for the three-month and year-ended periods ended December 31, 2021 has been recalculated using 2020 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the three-month and year-ended periods ended December 31, 2021 has been recalculated to exclude revenue earned from our acquisition of Hubs, Inc. to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions.

[3] This column presents the percentage change from GAAP revenue for the three-month and year-ended periods ended December 31, 2020 to GAAP revenue for the three-month and year-ended periods ended December 31, 2021.

[4] This column presents the percentage change from GAAP revenue for the three-month and year-ended periods ended December 31, 2020 to non-GAAP revenue for the three-month and year-ended periods ended December 31, 2021 (as recalculated using the foreign currency exchange rates in effect during the three-month and year-ended periods ended December 31, 2020, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020(1)
Unique product developers and engineers served	23,376	18,157	55,330	43,808

(1) The unique product developers and engineers served for the year ended December 31, 2020 has been restated to include unique product developers and engineers who purchased injection molding parts only.  Historically we included only those developers who purchased injection molds in our metric.